EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

UNDER 18 U.S.C. SECTION 1350

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nuvera Communications, Inc. on Form 10-Q for the period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Glenn H. Zerbe, President and Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nuvera Communications, Inc.

Date: May 10, 2023	/s/ Glenn H. Zerbe
Glenn H. Zerbe
President and Chief Executive Officer